Standby Equity Purchase Agreement	6 Months Ended
Dec. 31, 2023
Stockholders' Equity Note [Abstract]
Standby Equity Purchase Agreement

NOTE 12 – STANDBY EQUITY PURCHASE AGREEMENT

On August 14, 2023, we have entered into a purchase agreement (the “ELOC Purchase Agreement”, or “SEPA”) with ARENA BUSINESS SOLUTIONS GLOBAL SPC II, LTD on behalf of and for the account of SGREGATED PORTFOLIO #9 – SPC #9 (“Arena”). Pursuant to the SEPA, the Company has the right, but not the obligation, to sell to Arena up to $150,000,000 of shares of its common stock at the Company’s request at any time during the commitment period, which commenced on August 28, 2023.

The Company evaluated the contract includes the right to require Arena to purchase shares of common stock in the future ("put right") considering the guidance in ASC 815-40, Derivatives and Hedging - Contracts on an Entity's Own Equity and concluded that it is an equity-linked contract that does not qualify for equity classification, and therefore requires fair value accounting. The Company has analyzed the terms of the freestanding put right and had concluded that it has an immaterial value as of December 31, 2023.

Pursuant to the terms and conditions set forth in the SEPA, we have elected and issued 2,994,012 Ordinary Shares to Arena on October 12, 2023 as consideration for its irrevocable commitment to purchase shares of common stock. We will further issue 5,519,847 Ordinary Shares to Arena under the true-up arrangement. These remaining 5,519,847 Ordinary Shares are payable to Arena in lieu of cash and are subjected to fair value accounting upon the date where the true-up is recognized. The fair value of these shares of $3,274,325 was recorded as other expense in the consolidated statements of operations and comprehensive loss for the period ended December 31, 2023.

For the period ended December 31, 2023, we have not issued and raised any funds from the SEPA.